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                                                                   EXHIBIT 10.14

                  CONTRIBUTION AND SHARE SUBSCRIPTION AGREEMENT

            CONTRIBUTION AND SHARE SUBSCRIPTION AGREEMENT, dated as of July 22, 1998, among TA I Limited, a company organized under the laws of England and Wales ("NEWCO 1"), TA II Limited, a company organized under the laws of England and Wales ("NEWCO 2"), TA III plc, a company organized under the laws of England and Wales ("NEWCO 3"), Trinity Acquisition plc, a company organized under the laws of England and Wales ("BIDCO"), KKR 1996 Fund (Overseas), Limited Partnership, an Alberta limited partnership ("KKR 1996 FUND"), and Profit Sharing (Overseas), Limited Partnership, an Alberta limited partnership ("KKR PROFIT SHARING" and, together with the KKR 1996 Fund, the "KKR PARTNERSHIPS").

                                    RECITALS

            A. The current authorized share capital of Newco 1 is (pound)100 divided into 100 ordinary shares of par value (pound)1 per share (the "NC 1 ORDINARY SHARES") of which one ordinary share of (pound)1 is issued and fully paid and held by thE KKR 1996 Fund.

            B. The current authorized share capital of Newco 2 is (pound)100 divided INto 100 ordinary shares of par value (pound)1 per share of which one ordinary shaRe of (pound)1 is issued and fully paid and held by Newco 1.

            C. The current authorized and issued share capital of Newco 3 is (pound)50,000 divided into 50,000 ordinary shares of par value (pound)1 per share. The KKR 1996 Fund holds one share fully paid and the remainder are held by Newco 2 (49,998 shares of which are paid up as to one quarter and one share of which is fully paid).

            D. The current authorized and issued share capital of Bidco is (pound)50,000 divided into 50,000 ordinary shares of par value (pound)1 per share. The KKR 1996 Fund holds one share fully paid and the remainder are held by Newco 3 (49,998 shares of which are paid up as to one quarter and one share of which is fully paid).

            E. In connection with the offer to purchase (the "OFFER TO PURCHASE") and the acquisition of up to 9.9% of the ordinary shares of the Willis Corroon Group plc (the "WC SHARES") outside the Offer to Purchase (the "SHARE ACQUISITION"), (i) the KKR 1996 Fund desires to make an investment of at least (pound)165 million (or the dollar equivalent) to KKR Profit Sharing. KKR Profit Sharing will invest such amount in the capital of Newco 1 and will cause Newco 1 and the direct and indirect subsidiaries of Newco 1 to invest such monies in the capital of Bidco to permit Bidco to obtain the level of equity financing necessary, in light of the other financing sources available to Bidco, to fund the Offer to Purchase and the Share Acquisition on the terms set forth below.

                                    AGREEMENT

            NOW THEREFORE, the parties hereto agree as follows:

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                                   ARTICLE 1
                   CAPITAL CONTRIBUTION AND SHARE SUBSCRIPTION

            SECTION 1.1 CAPITAL INVESTMENT. Upon the terms and subject to the conditions of this Agreement, the KKR 1996 Fund agrees to invest in the capital of KKR Profit Sharing an amount (in dollars or sterling) sufficient to enable KKR Profit Sharing to invest, in turn, in Newco 1 an amount equivalent to at least (pound)165 million (the "Minimum Capital Contribution") and to contribute one NC 1 Ordinary Share to KKR Profit Sharing, and KKR Profit Sharing agrees to accept the Minimum Capital Contribution and the one NC 1 Ordinary Share from the KKR 1996 Fund. If the KKR 1996 Fund becomes required to make additional investments in KKR Profit Sharing to enable KKR Profit Sharing to subscribe for additional ordinary shares of Newco 1, par value (pound)0.10 per share ("Newco 1 Ordinary Shares"), KKR Profit Sharing agrees to accept any such additional investment and, upon receipt, to so subscribe.

            SECTION 1.2 SHARE SUBSCRIPTION. Upon the terms and subject to the conditions of this Agreement, (i) KKR Profit Sharing will invest at least (pound)165 million in the capital of Newco 1, such investment to consist of up to 82.5 million Newco 1 Ordinary Shares at a price of (pound)2.00 per share, provided (x) that in connection with the management equity investment program to be implemented for officers and employees of Willis Corroon Group plc and its subsidiaries, up to (pound)20 million of such investment may, at the election of KKR Profit Sharing, be for convertible preferred shares of Newco 1, or other equity securities, which are either redeemable for cash or convertible into Newco 1 Ordinary Shares at a redemption or conversion price, as the case may be, equal to the subscription price, and (y) that if KKR Profit Sharing subscribes for additional Newco 1 Ordinary Shares, Newco 1 will issue additional Newco 1 Ordinary Shares at (pound)2.00 per share, (ii) Newco 2 agrees to issue Newco 1 a number of ordinary shares, par value (pound)0.10 per share ("Newco 2 Ordinary Shares"), and Newco 1 agrees to subscribe for a number of Newco 2 Ordinary Shares with the proceeds of at least (pound)165 million received by Newco 1 from the issuance of Newco 1 Ordinary Shares at a subscription price of (pound)2.00 per share, (iii) Newco 3 agrees to issue Newco 2 a number of ordinary shares, par value (pound)0.10 per share ("Newco 3 Ordinary Shares"), and Newco 2 agrees to subscribe for a number of Newco 3 Ordinary Shares with the proceeds of at least (pound)165 million received by Newco 2 from the issuance of Newco 2 Ordinary Shares at a subscription price of (pound)2.00 per share, and (iv) Bidco agrees to issue a number of ordinary shares, par value (pound)0.10 per share ("Bidco Ordinary Shares"), to Newco 3, and Newco 3 agrees to subscribe for a number of Bidco Ordinary Shares with the proceeds of at least (pound)165 million received by Newco 3 from the issuance of Newco 3 Ordinary Shares at a subscription price of (pound)2.00 per share.

            Section 1.3 The closings of the subscription and sale of the Subscription Shares hereunder (the "Closings") shall take place at the offices of Clifford Chance, 200 Aldersgate, London EC1A 4JJ. Bidco and its advisors will determine the amount of funds due from time to time to purchase WC Shares in the Offer to Purchase and the date (each such date, a "Closing Date") on which such funds need to be received in order to permit payment to the persons tendering WC Shares in such Offer to Purchase when due pursuant to the terms of such Offer to Purchase. Newco 1 and its subsidiaries shall cause a notice to be prepared (a "Closing Notice") and sent to KKR Profit Sharing and to the other subscribers to the capital of Newco 1 and Newco 2 at least five Business Days prior to each Closing Date. Each Closing Notice shall set forth the


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amount of funds to be delivered and the amount and class of securities to be subscribed for by each subscriber. Each subscriber shall deliver funds to such bank accounts and take delivery of the relevant Subscription Shares as the applicable issuer and subscriber that are parties hereto may agree.

                                   ARTICLE 2
                                   TERMINATION

            SECTION 2.1 GROUNDS FOR TERMINATION. This Agreement may be terminated at any time prior to the Closing:

            (a) if the Offer to Purchase (as originally made or as extended) ceases to be capable of becoming or being declared unconditional in all respects; or

            (b) the Offer to Purchase is not made within seven days of the date of this Agreement.

            SECTION 2.2 EFFECT OF TERMINATION. If this Agreement is terminated as permitted by Section 2.1, such termination shall be without liability of any party (or any stockholder, general partner, limited partner, member, director, officer, employee, agent, consultant or representative of such party) to any of the other parties to this Agreement, and this Agreement shall be of no further force or effect. Notwithstanding the foregoing, the provisions of Section 3.4 shall survive any termination hereof pursuant to Section 2.1.

                                   ARTICLE 3
                                  MISCELLANEOUS

            SECTION 3.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram, by telex or registered or certified mail (postage prepaid, return receipt requested) as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3.1):

            if to a KKR Partnership, to:

                  c/o Kohlberg Kravis Roberts & Co.
                  9 West 57th Street
                  New York, New York 10019
                  Attention:  Perry Golkin
                  Telecopy:  (212) 750-0003


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            with a copy to:

                  Simpson Thacher & Bartlett
                  99 Bishopsgate
                  21st Floor
                  London  EC2M 3YH
                  Attention:  Gregory W. Conway, Esq.
                  Telecopy: 44-171-422-4022

            if to Newco 1, Newco 2, Newco 3 or Bidco, to:

                  c/o Kohlberg Kravis Roberts & Co.
                  9 West 57th Street
                  New York, New York 10019
                  Attention:  Perry Golkin
                  Telecopy:  (212) 750-0003

            with a copy to:

                  Simpson Thacher & Bartlett
                  99 Bishopsgate
                  21st Floor
                  London  EC2M 3YH
                  Attention:  Gregory W. Conway, Esq.
                  Telecopy: 44-171-422-4022

            SECTION 3.2 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and lawful assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

            SECTION 3.3 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement. The parties hereto irrevocably and unconditionally waive trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

            SECTION 3.4 NON-RECOURSE. Notwithstanding anything that may be expressed or implied in this Agreement, the other parties hereto, by their acceptance of the benefits hereof, covenant, agree and acknowledge that, no person other than the KKR Partnerships shall have any obligation hereunder and that, notwithstanding that the KKR Partnerships are partnerships, no recourse hereunder or any documents or instruments delivered in connection herewith shall be had against any current or future officer, agent or employee of the KKR Partnerships or against any current or future general or limited partner of the KKR Partnerships or any current or future director, officer, employee, general or limited partner, member, affiliate or assignee of any of the


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foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of the KKR Partnerships or any current or future general or limited partner of the KKR Partnerships or any current or future director, officer, employee, general or limited partner, member, affiliate or assignee of any of the foregoing, as such, for any obligations of the KKR Partnerships under this Agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of or by reason of such obligations or their creation.

            SECTION 3.5 COUNTERPARTS; THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

            SECTION 3.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject mater of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

            SECTION 3.7 CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

            SECTION 3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

            SECTION 3.9 INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.



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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    KKR 1996 FUND (OVERSEAS), LIMITED
                                    PARTNERSHIP


                                    By:   KKR Associates II (1996), Limited
                                          Partnership, its general partner


                                    By:   KKR 1996 Overseas Limited, its
                                          general partner


                                    By:    /s/ Perry Gollan
                                          --------------------
                                          Authorized Signatory



                                    PROFIT SHARING (OVERSEAS), LIMITED
                                    PARTNERSHIP


                                    By:   KKR 1996 Fund (Overseas), Limited
                                          Partnership, as its general partner


                                    By:   KKR Associates II (1996), Limited
                                          Partnership, its general partner


                                    By:   KKR 1996 Overseas Limited, its
                                          general partner


                                    By:    /s/ Perry Gollan
                                          --------------------
                                          Authorized Signatory



                                    TA I LIMITED


                                    By     /s/ Scott Nuttall
                                          --------------------
                                          Name:
                                          Title:


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                                    TA II LIMITED


                                    By:    /s/ Scott Nuttall
                                          --------------------
                                          Name:
                                          Title:



                                   TA III PLC


                                    By:    /s/ Scott Nuttall
                                          --------------------
                                          Name:
                                          Title:



                                    TRINITY ACQUISITION PLC


                                    By:    /s/ Scott Nuttall
                                          --------------------
                                          Name:
                                          Title:



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